FRONT

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
COMMON STOCK
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, ILLINOIS AND NEW YORK,
NEW YORK
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 74314H 10 8
THIS CERTIFIES THAT
is the owner of
FULLY-PAID NON-ASSESSABLE SHARES OF THE COMMON STOCK OF PROMEDCO MANAGEMENT COMPANY transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
President and Chief Executive Officer
Secretary
Dated:
COUNTERSIGNED AND REGISTERED:
HARRIS TRUST AND SAVINGS BANK
                  TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE




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BACK

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between ProMedCo Management Company and Harris Trust and Savings Bank (the "Rights Agent") dated as of February 18, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of ProMedCo Management Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company or the Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement), may become null and void.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common TEN ENT -- as tenants by the entireties JT TEN -- as joint tenants with right of survivorship and not as tenants
               in common

     UNIF GIFT MIN ACT  --    .............. Custodian ...................
                             (Cust)                          (Minor)
                    under Uniform Gifts to Minors
                    Act ..............................................
                                      (State)
Additional abbreviations may also be used though not in the above list.
ForValue received,                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
                               Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                             Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
X
     (SIGNATURE)


X
     (SIGNATURE)
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: